                                                                    EXHIBIT 99.2


                               SECURITY AGREEMENT

      THIS SECURITY AGREEMENT is made and entered into as of this 24th day of December, 2002 (this "Agreement"), between AVANIR PHARMACEUTICALS, a California corporation (the "Grantor"), with and in favor of DRUG ROYALTY USA, INC., a Nevada corporation (together with any Affiliate, "DRC USA").

      WHEREAS, the Grantor is entering into a License Purchase Agreement dated as of even date herewith (as amended, supplemented or otherwise modified from time to time, the "LP Agreement") with DRC USA, pursuant to which Grantor has agreed to sell, and DRC USA has agreed to acquire from the Grantor an undivided interest in all rights, title, and interest of Grantor in and to the SB License Agreement with respect to the Product in the Field in the Territory, subject to the terms and conditions set forth in the LP Agreement;

      WHEREAS, terms that are capitalized herein and not otherwise defined shall have the meanings given to them in Annex 1 hereto; and

      WHEREAS, it is a condition precedent to the obligation of DRC USA to consummate the transactions under the LP Agreement that the Grantor shall have executed and delivered this Agreement and granted a security interest in all of the Grantor's right, title and interest in and to all of the Collateral (as hereinafter defined) in favor of DRC USA, as contemplated hereby.

      NOW, THEREFORE, in consideration of the premises hereof and to induce DRC USA to enter into the LP Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. SECURITY FOR OBLIGATIONS.

      (a) Security Interest in Patents. To secure the full and prompt performance of all of the Obligations (as hereinafter defined in clause (e) below), except as set forth in clause (d) below, the Grantor hereby grants and conveys to DRC USA a first and valid security interest in all of the right, title and interest of the Grantor in and to (i) the Patents, (ii) all income, royalties, damages and payments now or hereafter due and payable under or in respect of all Patents, (iii) all rights during the term of this Agreement to sue, collect and retain for DRC USA's benefit damages and payments for past, present or future infringements of the Patents and (iv) any and all other proceeds or products of the Patents or any of the other property described in clauses (ii) and (iii) above. All Patents (including all currently pending patent applications) in which the Grantor has an interest are listed on Schedule A attached hereto and made a part hereof. Nothing contained in the foregoing definition shall be construed to afford DRC USA any recourse to the Patents or any other Collateral (as hereinafter defined) prior to the occurrence of an Event of Default.

      (b) Security Interest in Know-How. To secure the performance of all of the Obligations, except as set forth in clause (d) below, the Grantor hereby grants to DRC USA a first and valid security interest in all of its right, title and interest, in the Know-How, and to all income, royalties, damages and payments now and hereafter due or payable therefore or in respect thereof and any and all other proceeds or products of any of the foregoing.

      (c) Security Interest in SB License Agreement. To secure the performance of all of the Obligations, the Grantor hereby grants to DRC USA a first and valid security interest in all of its right, title and interest in the SB License Agreement (i.e., the limited right, title and interest in the SB License Agreement not conveyed to DRC USA under the LP Agreement) and all income, royalties, damages and payments now and hereafter due or payable thereunder or in respect thereof and any and all other proceeds or products of any of the foregoing.

      (d) Definition of Collateral. The Patents, the Know-How, the SB License Agreement and the other property identified in Sections 1(a)-(c) above are collectively referred to herein as the "Collateral". Notwithstanding the foregoing, the Collateral shall not include, and DRC USA shall not have a security interest in, any right, title or interest in any Permitted Licenses (as defined in Section 2(b)(ii) below), including, without limitation, any right, title and interest in any income, royalties, damages, payments, proceeds, products, rights to sue and collect under or in respect of a Permitted License. The right, title and interest of the licensee and Grantor under each Permitted License shall be free and clear of DRC USA's security interest in the Collateral.

      (e) Definition of Obligations. As used in this Security Agreement the term "Obligations" means (A) the obligations of the Grantor under Sections 2.2, 8.11,
9.3 and 9.4 of the LP Agreement and (B) DRC USA's rights arising upon an Event of Default under the LP Agreement.

SECTION 2. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE GRANTOR.

      (a) The Grantor is and will continue to be the owner of all of the Collateral, free from any security interest, lien or encumbrance in favour of any Person except for (i) the security interest granted hereunder to DRC USA, and (ii) Permitted Licenses (as hereinafter defined).

      (b) None of the Collateral is or shall become subject to any lien in favor of any Person other than DRC USA, and the Grantor agrees that it shall not license, transfer, convey or encumber any interest in or to the Collateral other than (i) as provided in Sections 9.3 and 9.4 of the LP Agreement or (ii) any license of the Patents to Third Parties and/or to its Affiliates that does not grant rights with respect to the Product in the Field in the Territory (each such license described in this clause (ii), a "Permitted License").

      (c) There is no financing statement or other document or instrument now signed or on file in any public office granting a security interest in or otherwise encumbering any part of the Collateral, except those showing DRC USA as secured party. So long as any Obligations remain outstanding, the Grantor will not execute or authorize any such financing statement or other document or instruments, except financing statements filed or to be filed in favor of DRC USA.

      (d) Grantor shall execute all documents reasonably requested by DRC USA to perfect its security interest in each Patent relating to Product in the Field in the Territory, including, without limitation, an instrument sufficient to perfect or establish any lien hereunder to be recorded in the U.S. Patent and Trademark Office with respect to all United States Patents.

      (e) The Grantor agrees that during the term of this Agreement it shall cooperate with DRC USA to execute and deliver such further instruments and documents, and take such other further actions as may be reasonably requested by DRC USA in order to perfect any of the security interests granted hereunder and to enable DRC USA to exercise and enforce its rights and remedies hereunder with respect to the Collateral, including, without limitation, (i) to execute, acknowledge and deliver (A) any Replacement License (as such term is defined in Section 3(a) below) and any related documents or instruments reasonably requested by the licensee thereunder or by DRC USA in connection with such Replacement License, and (B) such other instruments and documents as may be necessary or reasonably requested to (I) effect the purposes and intents of this Agreement, or (II) to create, evidence, perfect or continue the security interests of DRC USA in the Collateral, in each case in a form reasonably acceptable to DRC USA and (ii) to appear in and defend any action or proceeding that may adversely affect Grantor's title to or DRC USA's security interest in the Collateral; provided, however, that Grantor shall have no obligation to prosecute, maintain or defend the Patents.

SECTION 3. RIGHTS AND REMEDIES UPON AN EVENT OF DEFAULT.

      (a) If an Event of Default shall have occurred and be continuing under the LP Agreement, then DRC USA may

            (i) In consultation with the Grantor, license the Patents and (if applicable) the Know-How to one or more Third Parties for use with respect to the Product in the Field in the Territory, which, in the case of an Event of Default resulting from a partial termination of the SB License Agreement, shall include only that country as to which the SB License Agreement has been terminated (any such license being referred to herein as a "Replacement License"). Except as set forth in clause (ii) below, the foregoing right to enter into a Replacement License or Licenses shall be the sole remedy of DRC USA for the disposition of the Collateral under this Agreement or under
            Article 9 of the Uniform Commercial Code, and DRC USA shall not otherwise sell, lease, license or otherwise dispose of the Patents or the Know-How; and the Grantor waives any and all objections and rights to object to such manner of disposition as set forth in this Agreement.

            (ii) If (A) DRC USA, through the diligent exercise of its rights pursuant to clause (i) above, is not able, within a period of one
            (1) year following the occurrence of an Event of Default, to enter into a binding agreement for one or more Replacement Licenses providing for royalty payments at least equivalent to the royalties provided for under the SB License Agreement, or (B) Grantor shall at any time following the occurrence and during the continuance of an Event of Default, fail to comply in any material respect with its obligations set forth in Section 2(e) hereof in connection with DRC USA's exercise of remedies pursuant to clause (i) above, then DRC USA, in addition to other rights and remedies provided for herein and any rights now or hereafter existing under other applicable law, shall have all rights and remedies of a secured party under the Uniform Commercial Code in all relevant jurisdictions; and without limiting the generality of the foregoing, DRC USA may:

                        (I) personally, or by agents or attorneys, immediately
                  take possession of the Collateral or any part thereof, from the Grantor or any other Person who then has possession of any part thereof, with or without notice or process of law; and

                        (II) in consultation with the Grantor, sell, assign,
                  lease, license or otherwise dispose of any or all of the Collateral or any part thereof, for cash, on credit, or future delivery, and take possession of the proceeds of any such sale or disposition.

      Notwithstanding the foregoing, in responding to any Event of Default arising from the Grantor's failure to comply with Section 9.3 of the LP Agreement following a partial termination of the SB License Agreement, DRC USA may exercise its rights and remedies under this Section 3(a)(ii) only with respect to those Patents in the country as to which the SB License Agreement has been terminated.

      (b) Any Collateral as to which DRC USA has a security interest and is exercising rights under or pursuant to Section 3(a)(ii) may be sold, assigned, leased, licensed or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as DRC USA may, in compliance with any requirements of law, determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceedings permitted by such requirements shall be made upon not less than 10 days' written notice to the Grantor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the 10 days after the giving of such notice, to the right of the Grantor or any nominee of the Grantor to acquire the Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than 10 days' written notice to the Grantor specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at the option of DRC USA, be subject to reserve), after publication of notice of such auction not less than 10 days prior thereto in two newspapers of general circulation in the jurisdiction in which such auction is to be held. To the extent permitted by any such requirements of law, DRC USA may bid for and become the purchaser of the Collateral or any item thereof, offered for sale in accordance with this Section without accountability to the Grantor (except to the extent of surplus money received). If, under mandatory requirements of law, DRC USA shall be required to make disposition of the Collateral within a period of time which does not permit the giving of notice to the Grantor as hereinabove specified, DRC USA need give the Grantor only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of law. DRC USA shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. DRC USA may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. For the avoidance of doubt, any exercise of remedies pursuant to this Section 3 shall be subject to the rights of any licensees under Permitted Licenses.

      (c) Upon the occurrence and during the continuance of an Event of Default, DRC USA shall have the right at any time to make any payments and do any other acts DRC USA may deem necessary to protect its security interests in the Collateral, including, without limitation, the rights to pay, purchase, contest or compromise any lien which, in the reasonable judgment of DRC USA, appears to be prior to or superior to the security interests granted hereunder, and appear in and defend any action or proceeding purporting to affect its security interests in, or the value of, the Collateral. Payments reasonably made and expenses reasonably incurred by DRC USA under this Agreement following and during the continuance of an Event of Default, including reasonable attorneys fees and expenses incurred by DRC USA, shall constitute additional Obligations secured under this Agreement recoverable only from the proceeds of any disposition of Collateral.

      (d) The Grantor hereby irrevocably authorizes and appoints DRC USA, or any Person or agent DRC USA may designate, as the Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, in DRC USA's good faith business judgment, to take any action and to execute any instrument that DRC USA may deem necessary or advisable to accomplish the purposes and intents of this Agreement and to exercise all of the following powers upon and at any time that the remedies under Section 3(a)(ii) are available to DRC USA after the occurrence and during the continuance of an Event of Default (excepting, however, the powers set forth in clause (vi) below, which may also be exercised at any time, either prior or subsequent to occurrence of an Event of Default), which powers, being coupled with an interest, shall be irrevocable until all of the Obligations shall have been satisfied in full:

            (i) ask for, demand, collect, bring suit, recover, compromise, administer, accelerate or extend the time of performance, issue credits, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

            (ii) receive, take, endorse, negotiate, sign, assign and deliver and collect any checks, notes, drafts or other instruments, documents and chattel paper, in connection with clause (i) above;

            (iii) give customers indebted on the Collateral notice of DRC USA's interest therein, or to request, at any time from customers indebted on the Collateral, verification of information concerning the Collateral and the amounts owing thereon;

            (iv) to instruct customers obligated with respect to the Collateral in connection with the SB License Agreement or a Replacement License to make payment directly to DRC USA for the Grantor's account;

            (v) convey any item of Collateral to any purchaser thereof;

            (vi) execute and record any instruments under Section 2(d) or (e) hereof;

            (vii) make any payments or take any acts under Section 3(c) hereof; and

            (viii) file any claims or take any action or institute any proceedings that DRC USA may reasonably deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of DRC USA with respect to any of the Collateral.

DRC USA's authority under this Section 3(d) shall include, without limitation, the authority to execute and give receipt for any certificate of ownership or any document, transfer title to any item of Collateral, sign the Grantor's name on all financing statements or any other documents deemed necessary or appropriate to preserve, protect or perfect the security interest in the Collateral and to file the same, prepare, file and sign the Grantor's name on any notice of lien, assignment or satisfaction of lien or similar document in connection with any Collateral and prepare, file and sign the Grantor's name on a proof of claim in bankruptcy or similar document against any customer of the Grantor, and to take any other actions arising from or incident to the rights, powers and remedies granted to DRC USA in this Agreement. This power of attorney is coupled with an interest and is irrevocable by the Grantor.

      (e) Except as provided in Section 3(a)(i), each and every right, power and remedy hereby specifically given to DRC USA shall be in addition to every other right, power and remedy specifically given under this Agreement or now or hereafter existing at law or in equity, or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by DRC USA. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of exercise of one shall not be deemed a waiver of the right to exercise of any other or others. No delay or omission of DRC USA in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right power or remedy or shall be construed to be a waiver of any Event of Default or any acquiescence therein.

      (f) In the event that DRC USA exercises any rights and remedies under this Agreement, any payments or amounts received by DRC USA in excess of the Obligations shall be paid to Grantor.

      (g) Upon the occurrence and during the continuance of an Event of Default, all income, royalties, payments and damages under or in respect of the Collateral, if any, received thereafter shall be held by the Grantor in trust for the benefit of DRC USA, separate from the Grantor's own property or funds and immediately turned over to DRC USA with proper assignments or endorsements. Upon the occurrence and during the continuance of an Event of Default, DRC USA shall have the right to notify payors of income, royalties, payments and damages under or in respect of the Collateral to make payment directly to DRC USA.

SECTION 4. GENERAL PROVISIONS.

      (a) Notices. All notices, approvals, consents or other communications required or desired to be given hereunder shall be in writing and sent by certified or registered mail, return receipt requested, by overnight delivery service, with all charges prepaid, or by telecopier followed by a hard copy sent by overnight mail:

in the case of Grantor to Avanir at:

                  Avanir Pharmaceuticals
                  11388 Sorrento Valley Road
                  Suite 200
                  San Diego, California 92121

                  Attention:  President and Chief Executive Officer

                  Fax No.: (858) 658-7455

with a copy to Heller Ehrman White & McAuliffe LLP at:

                  Heller Ehrman White & McAuliffe LLP
                  4350 LaJolla Village Drive, 7th Floor
                  San Diego, California  92122-1240

                  Attention:  Alan Jacobs, Esq.

                  Fax No.: (858) 450-8499

and in the case of a notice to DRC USA at:

                  Drug Royalty USA, Inc.
                  101 Convention Center Drive
                  Suite 850
                  P.O. Box 50401
                  Las Vegas, Nevada 89109 U.S.A.

                  Attention:  Behzad Khosrowshahi

                  Fax No.: (702) 598-3651

with a copy to Drug Royalty Corporation at:

                  Drug Royalty Corporation
                  Royal Bank Plaza, Ste: 3120
                  South Tower
                  200 Bay Street
                  Toronto, Ontario
                  M5J 2J3

                  Attention:  Behzad Khosrowshahi

                  Fax No.: (416) 863-5161
and with a copy to Borden Ladner Gervais LLP at:

                  40 King Street West
                  Suite 4200
                  Toronto, Ontario
                  M5H 3Y4

                  Attention:  Jeffrey S. Graham

                  Fax No. (416) 361-7377

      All such notices and correspondence shall be deemed given (i) if sent by certified or registered mail, three Business Days after being postmarked, (ii) if sent by overnight delivery service, when received at the above stated addresses or when delivery is refused and (iii) if sent by telecopier transmission, when receipt of such transmission is acknowledged.

      (b) Headings. The headings in this Agreement are for purposes of reference only and shall not affect the meaning or construction of any provision of this Agreement.

      (c) Severability. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect, in that jurisdiction only, such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Agreement in any jurisdiction.

      (d) Amendments - Waivers and Consents. Any amendment or waiver of any provision of this Agreement and any consent to any departure by the Grantor from any provision of this Agreement shall not be effective unless the same shall be in writing and signed by the Grantor and DRC USA and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      (e) Interpretation. Time is of the essence in each provision of this Agreement of which time is an element. All terms not defined herein or in the LP Agreement shall have the meaning set forth in the Uniform Commercial Code, except where the context otherwise requires. To the extent a term or provision of this Agreement conflicts with the LP Agreement and is not dealt with herein with more specificity, the LP Agreement shall control with respect to the subject matter of such term or provision. Acceptance of or acquiescence in a course of performance rendered under this Agreement shall not be relevant in determining the meaning of this Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

      (f) Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the satisfaction in full of the Obligations, (ii) be binding upon the Grantor and its successors and assigns and (iii) inure, together with the rights and remedies of DRC USA, to DRC USA's successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), DRC USA may, in accordance with the terms of the LP Agreement, assign or otherwise transfer all or any portion of its rights and obligations under the LP Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to DRC USA herein or otherwise, in each case as provided in the LP Agreement.

      (g) Reinstatement. To the extent permitted by law, this Agreement shall continue to be effective or be reinstated if at any time any amount received by DRC USA in respect of the Obligations is rescinded or must otherwise be restored or returned by DRC USA because the Grantor is the subject of an Event of Default, all as though such payments had not been made.

      (h) Survival of Provisions. All representations, warranties and covenants of the Grantor contained herein shall survive the execution and delivery of this Agreement, and shall terminate only upon the full performance by the Grantor of the Obligations secured hereby.

      (i) DRC USA May Perform. If the Grantor fails to perform any agreement contained herein, DRC USA may itself perform, or cause performance of, such agreement and the expenses of DRC USA reasonably incurred in connection therewith shall constitute additional Obligations secured by this Agreement recoverable only from the proceeds of any disposition of Collateral.

      (j) No Duty on DRC USA. The powers conferred on DRC USA hereunder are solely to protect the interest of DRC USA in the Collateral and shall not impose any duty upon DRC USA to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for money actually received by it hereunder, DRC USA shall have no duty as to any Collateral, or as to the taking of any necessary steps to preserve rights against any Person or any other rights pertaining to any Collateral. DRC USA shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which DRC USA accords its own property. To the extent the Collateral is held by a custodian, DRC USA shall be deemed to have exercised reasonable care if it has selected the custodian with reasonable care.

      (k) Delays; Partial Exercise of Remedies. No delay or omission of DRC USA to exercise any right or remedy hereunder, whether before or after the happening of any Event of Default, shall impair any such right or shall operate as a waiver thereof or as a waiver of any such Event of Default. No single or partial exercise by DRC USA of any right or remedy shall preclude any other or further exercise thereof, or preclude any other right or remedy.

      (l) Release; Termination of Agreement. Subject to the provisions of subsection (g) of this Section 4, upon fulfilment of the Obligations, this Agreement shall terminate and all rights in the Collateral shall revert to the Grantor. At such time, DRC USA shall, upon the request of the Grantor, (A) execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination and (B) reassign and redeliver to the Grantor (or as otherwise required under applicable law) all of the Collateral hereunder which has not been sold, disposed of, retained or applied by DRC USA in accordance with the terms hereof. Such reassignment and redelivery shall be without warranty by or recourse to DRC USA, except as to the absence of any prior assignments by DRC USA of its interest in the Collateral.

      (m) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but both of which shall together constitute one and the same agreement.

      (n) GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES, EXCEPT TO THE EXTENT THAT FEDERAL LAW IS APPLICABLE.

      (o) SUBMISSION TO JURISDICTION. ALL DISPUTES BETWEEN THE GRANTOR AND DRC USA, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE OR FEDERAL COURTS LOCATED IN THE CITY AND COUNTY OF NEW YORK AND THE COURTS TO WHICH AN APPEAL THEREFROM MAY BE TAKEN; PROVIDED, HOWEVER, THAT DRC USA SHALL HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST THE GRANTOR OR THE COLLATERAL IN ANY LOCATION REASONABLY SELECTED BY DRC USA IN GOOD FAITH TO ENABLE DRC USA TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF DRC USA. THE GRANTOR WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH DRC USA HAS COMMENCED A PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON FORUM NON CONVENIENS.

      (p) JURY TRIAL. THE GRANTOR AND DRC USA EACH HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT TO A TRIAL BY JURY.

      (q) Purpose. The Grantor and DRC USA acknowledge and agree that the purpose of this Security Agreement is to secure performance by the Grantor of the Obligations. Nothing contained in this Security Agreement or in any related document shall be construed to imply that the Grantor has incurred any indebtedness to DRC USA, under the LP Agreement or otherwise, or that the transaction provided for in the LP Agreement is anything other than an outright sale.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement by causing this Agreement to be signed by their respective duly authorized officers on the day and year first above written.

                                               AVANIR PHARMACEUTICALS

                                          By: /s/ Gerald J. Yakatan
                                              ----------------------------------
                                               Name:  Gerald J. Yakatan
                                               Title: President and Chief
                                                      Executive Officer

    Accepted and Agreed as of the
    date first above written:

    DRUG ROYALTY USA, INC.

By: /s/ Behzad Khosrowshahi
    ----------------------------------
       Name:  Behzad Khosrowshahi
       Title: President

                                     ANNEX 1

                                   DEFINITIONS

      "Affiliate" means a Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Person specified.

      "Business Day" means any day of the week other than a Saturday, Sunday or statutory or civic holiday observed in the United States.

      "Closing Document" means any document, instrument, undertaking or agreement made or delivered pursuant to or in connection with the LP Agreement.

      "Collateral" has the meaning assigned thereto in Section 1(d) of this Agreement.

      "Event of Default" has the meaning assigned thereto in Section 10.1 of the LP Agreement.

      "Field" means the Non-Prescription Use of Product in humans for the prevention or treatment of herpes labialis, also known as cold sores/fever blisters.

      "including," when used herein or in any Closing Document, means "including without limitation" and shall not be construed to limit any general statement which it follows to the specific or similar items or matters immediately following it.

      "Know-How" means the technical information and know-how in the Field which has already been communicated to SB under the SB License Agreement including all biological, chemical, pharmacological, toxicological, clinical, assay, control and manufacturing data and any other information relating to Product and useful for the development and commercialization of Product.

      "Non-Prescription Use" means that a prescription from a physician or other health care professional is not required by the regulatory authorities in a country in which Product is purchased to enable consumers to purchase Product.

      "Patents" means all patents and patent applications in the Territory as set forth on Schedule A to this Agreement and all continuations, continuations-in-part, divisions, patents of addition, reissues, renewals or extensions thereof. Also included within the definition of Patents are any patents or patent applications in the Territory which generically or specifically claim an improvement to a medicinal product in the Field including docosanol as an ingredient or an improvement to a process for preparing a medicinal product in the Field including docosanol as an ingredient, which are developed by Grantor, or which Grantor otherwise has the right to grant licenses, now or in the future, during the term of the SB License Agreement.

      "Person" includes an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization, or any other entity.
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                                     ANNEX 1

      "Product" means a medicinal product in the Field including as an ingredient the chemical compound known as docosanol, whose more specific chemical formula is CH3 (CH2)20 - CH20H and other aliphatic saturated straight chain monohydric alcohols of chain length C20 - C28, its prodrugs and metabolites, and all esters, salts, hydrates, solvates, polymorphs and isomers thereof, and shall include compositions comprising such compound, prodrug or metabolites, or esters, salts, hydrates, solvates, polymorphs and isomers or any product, the manufacture, use, sale or import of which, but for the license granted under the SB License Agreement, infringes any Patent or employs any Know-How in the Field.

      "SB License Agreement" means that certain license agreement dated March 31, 2000, between Grantor and SB.

      "SB" means SB Pharmco Puerto Rico Inc., a wholly-owned subsidiary of GlaxoSmithKline plc.

      "Territory" means Canada and the United States of America, including all of its territories and possessions (including, but without limitation, Puerto
Rico).

      "Third Party" means any Person other than the Grantor or DRC USA or their respective Affiliates.